The Advisors’ Inner Circle Fund III

Prospectus | January 28, 2022, as Revised September 30, 2022

Mesirow Enhanced Core Plus Fund

(Formerly, Mesirow Financial Enhanced Core Plus Fund)

(Institutional Shares: MFBIX)
(Investor Shares: MFBVX)

Mesirow High Yield Fund

(Formerly, Mesirow Financial High Yield Fund)

(Institutional Shares: MFHIX)
(Investor Shares: MFHVX)

Mesirow Small Company Sustainability Fund

(Formerly, Mesirow Financial Small Cap Value Sustainability Fund)

(Institutional Shares: MSVIX)
(Investor Shares: MSVVX)

Investment Advisers:

MESIROW FINANCIAL INVESTMENT MANAGEMENT, INC.

MESIROW INSTITUTIONAL INVESTMENT MANAGEMENT, INC.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.

Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Mesirow Enhanced Core Plus Fund

Investment Objective

The Mesirow Enhanced Core Plus Fund (the “Enhanced Core Plus Fund” or the “Fund”) seeks to maximize total return through capital appreciation and current income consistent with preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional and Investor Shares
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.37%	0.37%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.51%	1.50%
Total Annual Fund Operating Expenses	1.88%	2.12%
Less Fee Reductions and/or Expense Reimbursements[1]	(1.34)%	(1.33)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.54%	0.79%

[1]

Mesirow Financial Investment Management, Inc. (“MFIM”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, any class specific expenses (e.g., 12b-1 Fees), research expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.54% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until January 31, 2023 (the “contractual expense limit”). In addition, MFIM may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by MFIM, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$55	$460	$891	$2,091
Investor Shares	$81	$535	$1,017	$2,346

Portfolio Turnover

The Fund pays transaction costs, such as commissions or mark-ups, when it buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other financial instruments with economic characteristics similar to such securities. The Fund primarily invests in investment-grade fixed income securities with an adjusted portfolio duration that normally varies within two years (plus or minus) of the adjusted duration of the securities comprising the Bloomberg U.S. Aggregate Index. As of September 30, 2021, the average portfolio duration of securities comprising the Bloomberg U.S. Aggregate Index was approximately 6.6 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

For purposes of the Fund’s 80% investment policy, fixed income securities include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, municipal bonds, corporate bonds, residential and commercial mortgage-backed securities, asset-backed securities, convertible securities, trust preferred securities, loan participations and assignments, and U.S. dollar-denominated foreign debt securities. The Fund typically will also invest in exchange-traded funds that invest in such instruments, preferred stocks and hybrid preferred securities. Additionally, the Fund will invest up to 15% of its net assets in foreign exchange spot transactions (including with respect to emerging market currencies) and derivative instruments, such as options, futures contracts, forward contracts or swap agreements (including non-deliverable forwards and credit default swaps), for bona fide hedging purposes, to gain exposure to certain markets or segments of markets, and for speculative purposes. The Fund may also purchase or sell securities or other assets on a when-issued or delayed delivery basis.

While the Fund primarily invests in fixed income securities rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), it may invest to a lesser extent in high yield instruments (also known as “junk bonds”). The Fund may borrow money for, among other reasons, cash management purposes, to obtain leverage and to meet redemptions.

MFIM’s investment philosophy and process for selecting investments for the Fund generally includes a neutral duration policy, meaning that MFIM does not shorten or lengthen the Fund’s duration based on interest rate forecasts, but MFIM expects that the Fund’s duration may vary within two years (plus or minus) of the duration of the benchmark. MFIM strives to diversify at the sector, industry and issuer level when constructing the Fund’s portfolio. At the sector level, MFIM starts with the benchmark index weightings, modifies the index weightings to achieve what it believes will produce the most favorable risk-adjusted returns based on current market conditions and outlook, and then tactically adjusts sector weightings as market opportunities present themselves. MFIM believes the majority of available excess returns can be captured through sector allocation and specific security selection. This approach is designed to capture the bulk of the excess returns available in the fixed income market while minimizing the variability of those returns relative to the Fund’s benchmark. MFIM believes the key to this investment process is the responsiveness, focus and analysis provided by its in-house sector specialists, credit analysts and trading professionals.

MFIM will target spot transactions and derivative instruments on behalf of the Fund that it believes will generate consistent alpha (i.e., outperformance) in all market conditions. MFIM will allocate capital between fundamental and technical currency strategies, and will aim to profit from short- and medium-term moves in various markets’ currency pairs. When investing in high yield bonds on behalf of the Fund, MFIM will target instruments that have individual yield premiums which MFIM believes are favorable and which are viewed by MFIM as having a comparable or lower probability of default and/or the risk of loss compared to their peer group.

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Hybrid Preferred Securities Risk — Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. Although hybrid preferred security holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities, the claims of such holders are generally still subordinate to those of senior debt holders.

Trust Preferred Securities Risk — Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. MFIM considers trust preferred securities to be debt securities. Trust preferred securities are subject to increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies (“RICs”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk — Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Market Risk — The risk that the market value of a security or other Fund holding may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities or other Fund holdings may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns substantially depending on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

Derivatives Risk — The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of OTC forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear. Additionally, some derivatives, such as non-deliverable forwards, require funds to be posted by the Fund when positions are opened. This creates a risk that the funds may not be returned to the Fund even if the position is closed.

Convertible Securities and Preferred Stocks Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

When-Issued and Delayed Delivery Securities Risk — When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when MFIM would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling 833-MESIROW (833-637-4769) or on the Internet at www.mesirow.com.

BEST QUARTER	WORST QUARTER
7.43%	(4.67)%
(6/30/2020)	(3/31/2020)

Average Annual Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Mesirow Enhanced Core Plus Fund	1 Year	Since Inception (10/01/2019)
Fund Returns Before Taxes
Institutional Shares	(0.82)%	3.40%
Investor Shares	(1.13)%	3.13%
Fund Returns After Taxes
Institutional Shares	(1.86)%	2.46%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(0.39)%	2.26%
Bloomberg U.S. Aggregate Index	(1.54)%	2.56%

Investment Adviser

Mesirow Financial Investment Management, Inc.

Portfolio Managers

Peter W. Hegel, Senior Managing Director, has managed the Fund since its inception in 2019.

Joseph P. Hoffman, CFA, Senior Managing Director, has managed the Fund since 2019.

James Lisko, Managing Director and Portfolio Manager, has managed the Fund since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 35 of the prospectus.

Mesirow High Yield Fund

Investment Objective

The Mesirow High Yield Fund (the “High Yield Fund” or the “Fund”) seeks to provide a high level of current income consistent with the preservation of principal.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional and Investor Shares
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.65%	0.63%
Total Annual Fund Operating Expenses	1.20%	1.43%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.45)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.75%	1.00%

[1]

Mesirow Financial Investment Management, Inc. (“MFIM”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, any class specific expenses (e.g., 12b-1 Fees), research expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, Acquired Fund Fees and Expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until January 31, 2023 (the “contractual expense limit”). In addition, MFIM may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by MFIM, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$77	$336	$616	$1,415
Investor Shares	$102	$410	$741	$1,676

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield instruments (also known as “junk bonds”) and other financial instruments with economic characteristics similar to such instruments, such as derivatives and exchange-traded funds

(“ETFs”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

High yield instruments in which the Fund may invest include domestic and foreign bonds (including corporate bonds), convertible securities, forward commitments, loan participations and assignments, preferred stocks and privately issued securities (e.g., Rule 144A securities) that are rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by MFIM to be of comparable quality.

The Fund may invest the remainder of its assets in investment grade instruments including securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, municipal bonds, corporate bonds, residential and commercial mortgage-backed securities, asset-backed securities, loan participations and assignments, U.S. dollar-denominated foreign debt securities and ETFs that invest in such instruments. The Fund may also invest up to 5% of its net assets in foreign currency-denominated securities. The Fund may also invest up to 10% of its net assets in securities and instruments that are economically tied to emerging market countries, which MFIM defines as those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. The Fund may also invest in equity securities, which are ownership interests in a public or private company or partnership and consist of common stocks, warrants and rights to acquire common stock, and investments in master limited partnerships (“MLPs”). The Fund may invest in securities of companies with any market capitalization.

The Fund also may invest up to 5% of its net assets in derivative instruments, such as options, futures contracts or swap agreements, for bona fide hedging purposes, to gain exposure to certain markets or segments of markets, and for speculative purposes. From time to time, the Fund may experience significant inflows; if this occurs, the Fund may, on a temporary or interim basis, invest these new assets (potentially in an amount which may approach up to 50% of the Fund’s total net assets if new flows were extremely large relative to the Fund’s current assets) in a combination of derivative instruments and other investment companies, including ETFs, until such time as MFIM can identify and invest in appropriate high yield instruments in accordance with the Fund’s principal strategy. The Fund may purchase or sell securities or other assets on a when-issued, delayed delivery or forward commitment basis. The Fund may borrow money for, among other reasons, cash management purposes, to obtain leverage and to meet redemptions.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Corporate High-Yield Index, which as of September 30, 2021 was 3.9 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

In selecting investments for the Fund, MFIM will consider the risks and opportunities presented by the industries within the high yield universe. MFIM evaluates the bond issuers within the selected industries and identifies those investments which MFIM believes have favorable risk reward characteristics and match MFIM’s investing philosophy. MFIM evaluates various criteria such as historical and future expected financial performance, management tenure and experience, capital structure, free cash flow generation, barriers to entry, security protections, yield and relative value, and ownership structure. MFIM targets investments that have individual yield premiums which appear to be favorable and are viewed by MFIM as having a comparable or lower probability of default and/or loss risk.

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the

Fund from redeeming shares when MFIM would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Leverage Risk — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Convertible Securities and Preferred Stocks Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Derivatives Risk — The Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of OTC options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Small- and Mid-Capitalization Companies Risk — Small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. Small- and mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Master Limited Partnerships (MLPs) Risk — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Warrants and Rights Risk — Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling 833-MESIROW (833-637-4769) or on the Internet at www.mesirow.com.

BEST QUARTER	WORST QUARTER
10.94%	(16.81)%
(6/30/2020)	(3/31/2020)

Average Annual Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares will vary.

Mesirow High Yield Fund	1 Year	Since Inception (12/03/2018)
Fund Returns Before Taxes
Institutional Shares	10.67%	9.05%
Investor Shares	10.53%	8.82%
Fund Returns After Taxes
Institutional Shares	6.96%	5.42%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	6.33%	5.33%
Bloomberg U.S. Corporate High Yield Index	5.28%	7.69%

Investment Adviser

Mesirow Financial Investment Management, Inc.

Portfolio Managers

Robert Sydow, Senior Managing Director, Chief Investment Officer and Portfolio Manager, has managed the Fund since its inception in 2018.

Kevin Buckle, CFA, Senior Managing Director and Portfolio Manager, has managed the Fund since its inception in 2018.

James Lisko, Managing Director and Portfolio Manager, has managed the Fund since its inception in 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 35 of the prospectus.

Mesirow Small Company Sustainability Fund

Investment Objective

The Mesirow Small Company Sustainability Fund (the “Small Company Sustainability Fund” or the “Fund”) seeks to provide long-term capital appreciation with less volatility than the U.S. small company market.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional and Investor Shares
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	2.17%	2.06%
Total Annual Fund Operating Expenses	2.92%	3.06%
Less Fee Reductions and/or Expense Reimbursements[1]	(1.94)%	(1.83)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.98%	1.23%

[1]

Mesirow Institutional Investment Management, Inc. (“MIIM”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, any class specific expenses (e.g., 12b-1 Fees), research expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.98% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until January 31, 2023 (the “contractual expense limit”). In addition, MIIM may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of the prior fee waivers or expense reimbursements MIIM or Mesirow Financial Investment Management, Inc., the Fund’s previous investment adviser and an affiliate of MIIM, made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by MIIM, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$100	$720	$1,366	$3,103
Investor Shares	$125	$773	$1,446	$3,245

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of small companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund considers small companies to be those with market capitalizations within the range of the market capitalizations of companies in the Russell 2500 Index at the time of purchase, and exchange-traded funds (“ETFs”) that aim to replicate or produce returns that generally correspond to small company indexes. The market capitalization range of the Russell 2500 Index was approximately $32 million to $35 billion as of September 30, 2021, and may change over time. At any given time, the Fund may own a diversified group of stocks in several industries. The Fund invests mainly in common stocks, but it may also invest in ETFs.

MIIM employs a relative value philosophy to identify companies that MIIM believes have attractive valuations and a high probability for accelerated earnings and cash flow growth compared to their peers. MIIM evaluates broad themes and market developments that it believes can be exploited through portfolio construction and rigorous fundamental research to identify investments that are best positioned to take advantage of catalysts and trends that may positively change the earnings potential and cash flow growth of a target company. MIIM believes that earnings and cash flow growth are the principal drivers of investment performance, particularly when accompanied by visible, quantifiable catalysts that have not been fully recognized by the investment community.

Further, MIIM considers environmental, social and governance (“ESG”) factors within its fundamental assessment of macro, sector and company specific trends, as may be modified over time (the “Sustainable Equity Strategy”). MIIM incorporates ESG factors through creating aggregate ESG scores for companies in the investable universe and removing companies that score less favorably from potential investment consideration. Factors taken into consideration may include (but are not limited to): environmental factors such as the management of natural resources, carbon related issues, waste and recycling; social factors such as diversity and inclusion at the board of directors level, workplace policies, child labor and human rights; and governance factors such as board composition, share class structure and shareholder voting rights. MIIM believes that certain ESG factors have the potential to reduce the cost of capital, materially lower operating costs or increase the profitability of a company, which may, in turn, lead to higher investment returns by the Fund if it invests in such company. MIIM also believes incorporating such ESG factors may contribute to better investment returns by reducing the overall risk profile of the Fund’s portfolio holdings. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies that have favorable scores in the Fund’s investible universe, as determined by MIIM in accordance with MIIM’s Sustainable Equity Strategy. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

MIIM continuously monitors and evaluates investments held by the Fund to discern changes in trends, modify investment outlooks, and adjust valuations accordingly. MIIM attempts to mitigate excess risk through ownership of what it considers a well-diversified portfolio with broad representation across market industries and sectors. MIIM seeks to actively encourage management of the Fund’s portfolio companies to improve their ESG factors with the goal of producing better investment results and positive environmental and societal outcomes. From time to time, the Fund may focus its investments in a particular sector or sectors of the economy. MIIM will liquidate an investment based on several factors, including asset valuation, changes in prospective attributes, and purchases of alternative investments with potentially higher returns. MIIM generally will not immediately sell a stock merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small Companies Risk — Small companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, stocks of small companies may be more volatile than those of larger companies. Stocks of small companies may be traded over-the-counter or listed on an exchange.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Style Risk — Relative value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If MIIM’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Investment Strategy Risk — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Sustainability (ESG) Policy Risk — The Fund’s ESG criteria may exclude securities of certain issuers for non-financial reasons. Therefore, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for ESG reasons when it might be otherwise disadvantageous for it to do so. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that incorporates ESG criteria.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

These measures may result in an investment loss or prohibit the Fund from redeeming shares when MIIM would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling 833-MESIROW (833-637-4769) or on the Internet at www.mesirow.com.

BEST QUARTER	WORST QUARTER
30.92%	(32.67)%
(12/31/2020)	(3/31/2020)

Average Annual Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares will vary.

Mesirow Small Company Sustainability Fund	1 Year	Since Inception (12/19/2018)
Fund Returns Before Taxes
Institutional Shares	26.50%	17.12%
Investor Shares	26.20%	17.16%
Fund Returns After Taxes
Institutional Shares	18.00%	13.34%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	17.26%	12.05%
Russell 2000 Index[1]	14.82%	19.78%
Russell 2000 Value Index[1]	28.27%	17.60%

[1]

On December 13, 2021, the Fund’s benchmark changed from the Russell 2000 Value Index to the Russell 2000 Index because MIIM believes that the Russell 2000 Index better reflects the investment universe of the Fund.

Investment Adviser

Mesirow Institutional Investment Management, Inc.

Portfolio Managers

Kathryn A. Vorisek, Senior Managing Director, Co-Chief Investment Officer and Portfolio Manager, has managed the Fund since its inception in 2018.

Leo Harmon, CFA, CAIA, Senior Managing Director, Co-Chief Investment Officer and Portfolio Manager, has managed the Fund since its inception in 2018.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 35 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional Shares of the High Yield Fund for the first time, you must invest at least $1,000,000. To purchase Institutional Shares of the Enhanced Core Plus Fund or Small Company Sustainability Fund for the first time, you must invest at least $100,000. To purchase Investor Shares of each Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

The Funds may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: Mesirow Funds P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Mesirow Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 833-MESIROW (833-637-4769).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts (“IRAs”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives and Strategies

The investment objective of the Enhanced Core Plus Fund is to seek to maximize total return through capital appreciation and current income consistent with preservation of capital.

The investment objective of the High Yield Fund is to seek to provide a high level of current income consistent with the preservation of principal.

The investment objective of the Small Company Sustainability Fund is to seek to provide long-term capital appreciation with less volatility than the U.S. small company market.

The investment objective of each Fund is not a fundamental policy and may be changed by the Board without shareholder approval.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. A Fund will only do so if Mesirow Financial Investment Management, Inc. or Mesirow Institutional Investment Management, Inc. (each, an “Adviser” and together, the “Advisers”), as applicable, believes that the risk of loss outweighs the opportunity for capital appreciation or current income for that Fund.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Advisers do, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Asset-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund only) — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Bank Loans Risk (Enhanced Core Plus Fund and High Yield Fund only) — Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders).

Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

A Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet a Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Fixed Income Securities (Junk Bonds) Risk (Enhanced Core Plus Fund and High Yield Fund only) — Below investment grade fixed income securities (junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities. Junk bonds also involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may be unable to pay interest or dividends and ultimately may be unable to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Securities and Preferred Stocks Risk (Enhanced Core Plus Fund and High Yield Fund only) — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities Risk (Enhanced Core Plus Fund and High Yield Fund only) — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Enhanced Core Plus Fund and High Yield Fund only) — Credit risk is the risk that a Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a contract fails to make timely payment or otherwise honor its obligations. An actual or perceived decline in the credit quality of a security or other investment, an issuer of a security, or a provider of credit support or a maturity-shortening structure for a security can cause the price of such security or other investment to decrease. A Fund can lose money as a result.

Derivatives Risk (Enhanced Core Plus Fund and High Yield Fund only) — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above. Leverage risk is described below. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions entered into on non-U.S. exchanges may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions entered into on non-U.S. exchanges also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Forward Contracts – A forward contract, also called a “forward”, involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take deferred delivery at a later date of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Non-deliverable forwards do not require physical delivery of the currency on the settlement date. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Non-deliverable forwards are subject to many of the risks associated with derivatives in general and other forward contracts including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The use of non-deliverable forwards for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Futures Contracts – Futures contracts, or “futures”, provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged,

such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of MFIM to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options – An option is a contract between two parties for the purchase and sale of an underlying asset such as a security, futures contract (in the case of options on futures contracts), currency or other financial instrument or asset, for a specified price at any time during the option period. In the case of options on futures contracts, unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a futures contract. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying asset above the exercise price of the option. The underlying asset necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing the underlying asset to satisfy the exercise of the call option can itself cause the price of the underlying asset to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium invested in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying asset) assumes the risk of an increase in the market price of the underlying asset above the sales price (in establishing the short position) of the underlying asset plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying asset below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium invested in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements – Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay a Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the U.S. Securities and Exchange Commission (the “SEC”) and the U.S. Commodity Futures Trading Commission (the “CFTC”), not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds.

Duration Risk (Enhanced Core Plus Fund and High Yield Fund only) — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a Fund may invest tend to be more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets Risk (Enhanced Core Plus Fund and High Yield Fund only) — Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction

and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market and countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Equity Market Risk (High Yield Fund and Small Company Sustainability Fund only) — A Fund that invests in equity securities is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility.

Exchange-Traded Funds (ETFs) Risk (All Funds) — The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments in which the ETF invests. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. By investing in an ETF, a Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations.

Extension Risk (Enhanced Core Plus Fund and High Yield Fund only) — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

Fixed Income Market Risk (Enhanced Core Plus Fund and High Yield Fund only) — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these market conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk (Enhanced Core Plus Fund and High Yield Fund only) — Because non-U.S. securities and other assets are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additionally, taking active positions in currencies involves different techniques and risk analyses than the purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Fluctuations in currency rates of foreign countries can result in losses to the Fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Fund to these same risks.

MFIM’s currency analysis depends on publicly-available sources of data relating to foreign exchange and transactions, providing accurate and unbiased data. While MFIM is alert to indications that data may be incorrect, there is always a risk that MFIM’s analysis may be compromised by limited, inaccurate or misleading information, which could cause the Fund to experience investment losses.

Foreign Investment Risk (Enhanced Core Plus Fund and High Yield Fund only) — Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. More specifically, investing in foreign issuers includes risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs.

In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A Fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small and consist of a limited number of companies representing a small number of industries. Investing in foreign issuers also poses the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Hybrid Preferred Securities Risk (Enhanced Core Plus Fund only) — Hybrid preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders.

Interest Rate Risk (Enhanced Core Plus Fund and High Yield Fund only) — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (All Funds) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization Risk (High Yield Fund only) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Enhanced Core Plus Fund and High Yield Fund only) — Certain Fund transactions, such as borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. A Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk (All Funds) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Enhanced Core Plus Fund and High Yield Fund only) — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Master Limited Partnerships (MLPs) Risk (High Yield Fund only) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mid-Capitalization Companies Risk (High Yield Fund only) — The risk that mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. Mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Mortgage-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund only) — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as the Government National Mortgage Association (Ginnie Mae), which are backed by the “full faith and credit” of the United States, (ii) securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities Risk (Enhanced Core Plus Fund and High Yield Fund only) — Municipal securities are fixed income securities issued by state or local governments or their agencies (such as housing or hospital authorities) to finance capital expenditures and operations. The obligation to pay principal and interest on municipal securities may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal securities vary in credit quality. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great of a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund’s securities.

Portfolio Turnover Risk (Small Company Sustainability Fund only) — Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk (Enhanced Core Plus Fund and High Yield Fund only) — Investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Privately Issued Securities Risk (High Yield Fund only) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sector Emphasis Risk (Small Company Sustainability Fund only) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Small Company Risk (Small Company Sustainability Fund and High Yield Fund only) — The risk that small companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, stocks of small companies may be more volatile than those of larger companies. Stocks of small companies may be traded over-the-counter or listed on an exchange.

Style Risk (Small Company Sustainability Fund only) — Relative value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If MIIM’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Sustainability (ESG) Policy Risk (Small Company Sustainability Fund only) — The Fund’s ESG criteria may exclude securities of certain issuers for non-financial reasons. Therefore, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for ESG reasons when it might be otherwise disadvantageous for it to do so. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that incorporates ESG criteria. Companies meeting the Fund’s ESG criteria may be out of favor in particular market cycles and perform less well than the market as a whole. The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While MIIM believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. A company’s ESG performance or MIIM’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s ESG criteria.

Trust Preferred Securities Risk (Enhanced Core Plus Fund only) — Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. MFIM considers trust preferred securities to be debt securities. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Trust preferred securities are subject to unique risks, due to the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. Such risks include increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to RICs if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities Risk (Enhanced Core Plus Fund and High Yield Fund only) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Valuation Risk (All Funds) — The risk that a security may be difficult to value. The Funds may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Warrants and Rights Risk (High Yield Fund only) — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (Enhanced Core Plus Fund and High Yield Fund only) — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post its top ten holdings within ten calendar days after the end of each calendar quarter, and its complete portfolio holdings within thirty calendar days after the end of each calendar quarter, on the internet at www.mesirow.com. The Advisers may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

Investment Advisers

Mesirow Financial Investment Management, Inc. (“MFIM”), an Illinois corporation founded in 1986, serves as the investment adviser to the Enhanced Core Plus Fund and High Yield Fund. MFIM’s principal place of business is located at 353 N. Clark Street, Chicago, Illinois 60654. MFIM is a wholly-owned subsidiary of Mesirow Financial Services, Inc., which is a wholly-owned subsidiary of Mesirow Financial Holdings, Inc. Approximately 94% of Mesirow Financial Holdings, Inc. common stock was owned by employees, including a majority of the Investment Management Divisions’ senior professionals (who own 28.0% of the stock as of August 31, 2022). Approximately 6% is owned by 5 non-employee stockholders (who are individuals with a prior or current business relationship with Mesirow Financial Holdings, Inc.). As of August 31, 2022, MFIM had approximately $46.5 billion in discretionary and non-discretionary assets under management, and an additional $120.8 billion in currency risk management assets.

Mesirow Institutional Investment Management, Inc. (“MIIM” and, together with MFIM, the “Advisers”), a Delaware corporation founded in 2022, serves as the investment adviser to the Small Company Sustainability Fund. MIIM’s principal place of business is located at 353 N. Clark Street, Chicago, Illinois 60654. MIIM is a wholly-owned subsidiary of Mesirow Financial Services, Inc., which is a wholly-owned subsidiary of Mesirow Financial Holdings, Inc. As of August 31, 2022, MIIM had approximately $789.8 million in assets under management.

Each Adviser makes investment decisions for, and continuously reviews, supervises and administers the investment program of each Fund to which it serves as investment adviser. The Board supervises the Advisers and establishes policies that the Advisers must follow in their management activities with respect to the Funds.

For their services to the Funds, the Advisers are entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of the Funds:

Fund	Advisory Fee
Mesirow Financial Investment Management, Inc.
Enhanced Core Plus Fund	0.37%
High Yield Fund	0.55%
Mesirow Institutional Investment Management, Inc.
Small Company Sustainability Fund	0.75%

For each Fund to which it serves as investment adviser, each Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, any class specific expenses (e.g., 12b-1 Fees), research expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2023 (each, a “contractual expense limit”). Each agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the applicable Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Fund	Contractual Expense Limit
Mesirow Financial Investment Management, Inc.
Enhanced Core Plus Fund	0.54%
High Yield Fund	0.75%
Mesirow Institutional Investment Management, Inc.
Small Company Sustainability Fund	0.98%

In addition, MFIM may receive from the Enhanced Core Plus Fund and High Yield Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the respective Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Further, MIIM may receive from the Small Company Sustainability Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its or MFIM’s prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended September 30, 2021, MFIM received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Fund	Advisory Fees Paid
Enhanced Core Plus Fund	0.00%
High Yield Fund	0.10%
Small Company Sustainability Fund*	0.00%

*	MFIM served as the Fund’s investment adviser through June 30, 2022.

A discussion regarding the basis for the Board’s approval of MFIM’s investment advisory agreement with respect to the Enhanced Core Plus Fund and High Yield Fund is available in the Funds’ Annual Report to Shareholders dated September 30, 2021, which covers the period from October 1, 2020 through September 30, 2021. A discussion regarding the basis for the Board’s approval of MIIM’s investment advisory agreement with respect to the Small Company Sustainability Fund will be available in the Fund’s Annual Report to Shareholders dated September 30, 2022, which will cover the period from October 1, 2021 through September 30, 2022.

Portfolio Managers

The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day to day management of the Funds.

Peter W. Hegel, Senior Managing Director, serves as a portfolio manager for the Enhanced Core Plus Fund. Prior to joining MFIM in 2005, Mr. Hegel was a senior vice president and portfolio manager at Columbia Management. Before that, he was a founding member of Van Kampen Funds, where he served as chief fixed income investment officer. During that time, he also served as chief investment officer for Xerox Life. He is a board member of the Barnabas Foundation and the Timothy Christian School Foundation. Mr. Hegel earned a B.S. from Purdue University, graduating cum laude, and an M.B.A. from the University of Chicago. Mr. Hegel has 42 years of industry experience.

Joseph P. Hoffman, CFA, Senior Managing Director serves a portfolio manager for the Enhanced Core Plus Fund. Prior to joining MFIM in 2017, Mr. Hoffman worked at Russell Investments, where he spent the last 20 years focused on currency and derivatives. He co-founded Russell Investments’ currency implementation business in 2003 and, most recently, was the global head of currency. Mr. Hoffman earned a BS from Central Washington University and an MS in finance from Seattle University. He is a CFA charterholder and also holds FINRA series 7, 24, 63 and 65 licenses. Mr. Hoffman has 26 years of investment management experience.

Robert Sydow, Senior Managing Director, Chief Investment Officer and Portfolio Manager, serves as a portfolio manager for the High Yield Fund. Mr. Sydow joined MFIM in 2017. Prior to joining MFIM, Mr. Sydow was a senior vice president at Pacific Income Advisers from 2010 to 2017. Previously, he founded Grandview Capital and served in multiple positions at SunAmerica Investments’ High Yield Bond Department. Mr. Sydow also held multiple positions at First Interstate Bancorp and Atlantic Richfield Company. He earned joint undergraduate degrees in Economics and History, graduating summa cum laude, and an M.B.A. and J.D. from UCLA. Mr. Sydow has 34 years of industry experience.

Kevin Buckle, CFA, Senior Managing Director and Portfolio Manager, serves as a portfolio manager for the High Yield Fund. Mr. Buckle joined MFIM in 2017. Prior to joining MFIM, Mr. Buckle was a senior vice president at Pacific Income Advisers from 2010 to 2017. Previously, he was a portfolio manager at Grandview Capital and a managing director at Willow Brook Capital, a private equity boutique. He also held multiple positions at SunAmerica Investments, where he co-managed high yield bond, leveraged loan, and structured product portfolios. Mr. Buckle earned a B.S. in Finance and Accounting and an M.B.A. with honors from the University of Southern California. He is a CFA charterholder. Mr. Buckle has 32 years of industry experience.

James Lisko, Managing Director and Portfolio Manager, serves as a portfolio manager for the High Yield Fund and Enhanced Core Plus Fund. Mr. Lisko joined MFIM in 2017. Prior to joining MFIM in 2017, Mr. Lisko was a senior vice president at Pacific Income Advisers from 2010 to 2017. Previously, he was a portfolio manager at Grandview Capital, portfolio manager at JPBT Advisors, senior analyst at Western Asset Management and SunAmerica Investments, and a director of research at Papillon Partners. Mr. Lisko earned an undergraduate degree in Finance from the Ohio State University and an M.B.A. from the University of Miami. Mr. Lisko has 29 years of industry experience.

Kathryn A. Vorisek, Senior Managing Director, Co-Chief Investment Officer and Portfolio Manager, serves as a portfolio manager for the Small Company Sustainability Fund. Ms. Vorisek joined MFIM when the firm acquired Fiduciary Management Associates (“FMA”) in 2016 and joined MIIM in 2022. She is a portfolio manager for MIIM’s Small Cap Value and SMID Cap Value strategies, as well as an Analyst with responsibility for the Consumer Staples and Energy sectors. Prior to joining FMA in 1998, Ms. Vorisek worked for Duff & Phelps Investment Research in Chicago. She is a member of the Advisers’ Board of Directors, the CFA Institute, Economics Club of Chicago, National Association of Securities Professionals, Women Investment Professionals, and a former board member of the CFA Society of Chicago. Ms. Vorisek earned a B.S. in Finance from Marquette University and an M.B.A. with a dual concentration in Finance and International Business from the Kellogg Graduate School of Management at Northwestern University. Ms. Vorisek has over 37 years of industry experience.

Leo Harmon, CFA, CAIA, Senior Managing Director, Co-Chief Investment Officer and Portfolio Manager, serves as a portfolio manager for the Small Company Sustainability Fund. Mr. Harmon

joined MFIM when the firm acquired FMA in 2016 and joined MIIM in 2022. Prior to joining FMA in 2003, Mr. Harmon was a portfolio manager at Allstate Insurance, Allstate Investments LLC. Mr. Harmon is a CFA charterholder and a member of the CFA Institute, the National Association of Securities Professionals, and the Economics Club of Chicago. He is also a member of the CFA Society of Chicago where he was appointed to the board of directors and served as Chairman. He has served as Chairman on the External Investment Committee for the Office of the Illinois State Treasurer. Mr. Harmon earned a B.S. in Finance from Bradley University and an M.B.A. with a concentration in Finance from the Fuqua School of Business at Duke University. Mr. Harmon has over 27 years of industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of Mesirow Financial Investment Management, Inc.

High Yield Composite

The following tables give the related performance of actual accounts (each, an “Account”), referred to as “a Composite,” managed by MFIM on a discretionary basis that have investment objectives, policies and strategies substantially similar to those of the Mesirow High Yield Fund. The data illustrates the past performance of MFIM in managing substantially similar accounts. The data does not represent the performance of the Mesirow High Yield Fund. Performance is historical and does not represent the future performance of the Mesirow High Yield Fund or of MFIM.

Robert Sydow, Kevin Buckle, CFA, and James Lisko (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Mesirow High Yield Fund and the Composite. For periods prior to October 23, 2017, the Composite includes the performance of accounts managed by the Portfolio Managers while employed by firms unaffiliated with MFIM (the “Prior Adviser Comparable Accounts”). The Portfolio Managers exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Accounts, and exercise the same level of authority and discretion in managing the Mesirow High Yield Fund and the Composite. No individual other than the Portfolio Managers played a significant part in the performance results of the Prior

Adviser Comparable Accounts. While at the prior firms, the Portfolio Managers managed no other accounts with investment objectives, policies and strategies substantially similar to those of the Mesirow High Yield Fund and the Composite.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Mesirow High Yield Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. MFIM has prepared and presented the Composite performance in compliance with the Global Investment Performance Standards (GIPS®). MFIM’s policies on calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of investment management fees, as well as the deduction of any brokerage commissions, execution costs, withholding taxes, sales loads and account fees paid by the Accounts included in the Composite, without taking into account federal or state income taxes, while “gross of fees” returns do not reflect the deduction of investment management fees. As of October 1, 2013, “net of fees” returns reflect the actual investment management fees paid by the Accounts included in the Composite. Prior to October 1, 2013, “net of fees” returns were calculated using the highest applicable investment management fee, which was higher than the investment management fee charged to certain Accounts. All fees and expenses, except custodial fees, if any, were included in the calculations.

Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Mesirow High Yield Fund’s fees and expenses are generally expected to be higher than those of the composite. If the Mesirow High Yield Fund’s fees and expenses had been imposed on the Composite, the performance shown below would have been lower. The Accounts that are included in the Composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Mesirow High Yield Fund by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Mesirow High Yield Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Mesirow High Yield Fund. The performance data shown below should not be considered a substitute for the Mesirow High Yield Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE MESIROW HIGH YIELD FUND.

Performance Information for MFIM’s High Yield Composite1

Calendar Year Total Pre-Tax Returns
Year	Total Pre- Tax Return (Net of Fees)	Total Pre- Tax Return (Gross of Fees)	Bloomberg U.S. Corporate High Yield Index[2]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2020	8.55%	9.00%	7.11%	4	$1,388
2019	12.58%	13.02%	14.32%	3	$1,124
2018	(1.34)%	(0.99)%	(2.08)%	2	$859
2017	8.45%	8.90%	7.50%	1	$512
2016	14.67%	15.18%	17.13%	7	$742
2015	(1.45)%	(1.02)%	(4.47)%	8	$617
2014	2.68%	3.14%	2.45%	8	$593
2013	8.90%	9.41%	7.44%	7	$520
2012	14.00%	14.63%	15.81%	1	$40
2011	4.06%	4.44%	4.98%	2	$27
2010	16.36%	16.94%	15.12%	1	$11
2009	43.63%	44.33%	58.21%	1	$10
2008	(18.12)%	(17.70)%	(26.16)%	1	$8
2007	7.06%	7.59%	1.87%	1	$11
2006	18.03%	18.61%	11.85%	1	$14
2005	6.28%	6.81%	2.74%	2	$1,536
2004	15.43%	16.00%	11.13%	3	$1,522

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Bloomberg U.S. Corporate High Yield Index[2]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2003	23.03%	23.64%	28.97%	2	$1,265
2002	11.08%	11.63%	(1.41)%	2	$888
2001	6.60%	7.14%	5.28%	2	$648
2000	(8.88)%	(8.42)%	(5.86)%	2	$465
1999	4.38%	4.81%	1.49%	2	$507

Average Annual Total Pre-Tax Returns (as of 12/31/20)
	MFIM’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Bloomberg U.S. Corporate High Yield Index[2]
1 Year	8.55%	9.00%	7.11%
5 Years	8.43%	8.86%	8.58%
10 Years	6.96%	7.41%	6.79%
Since Inception[3]	8.34%	8.85%	6.92%

[1]

The Composite performance information is calculated in and expressed in United States dollars. Results are based on fully discretionary accounts under management, including any such accounts no longer with the Firm.

Effective May 1, 2010, the Composite has adopted a significant cash flow policy whereby an Account will be temporarily removed from the Composite if it experiences a significant cash flow of 20% or more of the Account’s assets under management.

For periods prior to January 1, 2010, carve-outs reflect the capping of cash to 8% of net asset value on an account which represents the personal holdings of one of the portfolio managers in order to align such cash amount to the level typical of an institutional account.

[2]

The Bloomberg U.S. Corporate High Yield Index is a market-weighted index that measures US dollar-denominated, high-yield and fixed-rate corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg Barclays’ emerging markets country definition, are excluded.

[3]	Inception date of the Composite is March 1, 1999.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares, Institutional Shares and Investor Shares, to both individual and institutional investors. Each share class has its own investment minimums and cost structure, as summarized below. Contact your financial intermediary or the Funds for more information about each Fund’s share classes and how to choose between them.

Fund Name	Class Name	Investment Minimums	Fees
Enhanced Core Plus Fund	Institutional Shares	Initial – $100,000 Subsequent - None	No Rule 12b-1 Fee
	Investor Shares	Initial – $5,000 Subsequent - None	0.25% Rule 12b-1 Fee
High Yield Fund	Institutional Shares	Initial - $1,000,000 Subsequent - None	No Rule 12b-1 Fee
	Investor Shares	Initial - $5,000 Subsequent - None	0.25% Rule 12b-1 Fee
Small Company Sustainability Fund	Institutional Shares	Initial - $100,000 Subsequent - None	No Rule 12b-1 Fee
	Investor Shares	Initial - $5,000 Subsequent - None	0.25% Rule 12b-1 Fee

Institutional Shares and Investor Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Funds reserve the right to accept investments of smaller amounts in their sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 833-MESIROW (833-637-4769).

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Mesirow Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Mesirow Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 833-MESIROW (833-637-4769) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA # 101000695
Mesirow Funds
DDA # 9872013085
Ref: Fund name/share class/account number/account name

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Advisers deem the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Institutional Shares of the High Yield Fund for the first time, you must invest at least $1,000,000. To purchase Institutional Shares of the Enhanced Core Plus Fund or Small Company Sustainability Fund for the first time, you must invest at least $100,000. To purchase Investor Shares of each Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. The Funds may accept investments of smaller amounts in their sole discretion.

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established a direct account with the Funds, you can set up an automatic investment plan via ACH by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $1,000 for Institutional Shares and Investor Shares. To cancel or change a plan, contact the Fund by mail at: Mesirow Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Mesirow Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact the Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Enhanced Core Plus Fund	Institutional Shares	MFBIX	00774Q 817	2674
	Investor Shares	MFBVX	00774Q 791	2675
High Yield Fund	Institutional Shares	MFHIX	00774Q 783	2676
	Investor Shares	MFHVX	00774Q 775	2677
Small Company Sustainability Fund	Institutional Shares	MSVIX	00774Q 767	2672
	Investor Shares	MSVVX	00774Q 759	2673

General Information

You may generally purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (as defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, a Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 833-MESIROW (833-637-4769).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that a Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 833-MESIROW (833-637-4769) for more information.

The sale price of each share will be the next determined NAV after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Mesirow Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Mesirow Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 833-MESIROW (833-637-4769) to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If you have a direct account with the Funds, you may transfer as little as $1,000 per month for Institutional Shares and Investor Shares from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). The minimum balance requirements may be modified by a Fund in its sole discretion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 for Institutional Shares or $2,500 for Investor Shares of a Fund, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your shares are redeemed for this reason within 90 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

How to Exchange Your Fund Shares

At no charge, you may exchange Institutional Shares or Investor Shares of any Mesirow Fund for Institutional Shares or Investor Shares, respectively, of another Mesirow Fund by writing to or calling the Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the Mesirow Fund you exchange into. (The Funds may accept investments of smaller amounts in their sole discretion). You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Advisers may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Shares of a Fund is 0.25%.

Payments by the Advisers

From time to time, the Advisers and/or their affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Advisers’ and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Advisers and/or their affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Advisers and/or their affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Advisers and/or their affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because certain of the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because certain of the Funds may invest in small-cap securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than 4 “round trips,” including exchanges, into or out of a Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Advisers reasonably believe would be harmful or disruptive to the Fund(s) they manage.

●

A redemption fee of 1.00% of the value of shares sold will be imposed on Fund shares redeemed within 90 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fee”).

●	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the

Advisers reasonably believe that the trading activity would be harmful or disruptive to the Fund(s) they manage.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 90 days. The redemption fee is deducted from a Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 833-MESIROW (833-637-4769).

Dividends and Distributions

The Enhanced Core Plus Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. The High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The Small Company Sustainability Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). A Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment advisers, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The tables that follow present performance information about Institutional Shares and Investor Shares of the High Yield Fund, Small Company Sustainability Fund, and Enhanced Core Plus Fund. This information is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2021 annual report of the Funds, which is available upon request by calling the Funds at 833-MESIROW (833-637-4769).

Mesirow Enhanced Core Plus Fund

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
Institutional Shares	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$10.30	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.24	0.25
Net Realized and Unrealized Gain	0.01	0.28
Total from Operations	0.25	0.53
Dividends and Distributions:
Net Investment Income	(0.22)	(0.23)
Net Realized Gain	—	—	^
Total Dividends and Distributions	(0.22)	(0.23)
Net Asset Value, End of Year	$10.33	$10.30
Total Return†	2.41%	5.38%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$22,917	$16,219
Ratio of Expenses to Average Net Assets	0.54%	0.54	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.88%	2.87	%**
Ratio of Net Investment Income to Average Net Assets	2.28%	2.53	%**
Portfolio Turnover Rate	72%	116	%***

*	Commenced operations on October 1, 2019.

**	Annualized.

***	Not Annualized.

^	Amount represents less than $0.005 per share.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

Mesirow Enhanced Core Plus Fund

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
Investor Shares	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$10.29	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.21	0.22
Net Realized and Unrealized Gain	0.02	0.28
Total from Operations	0.23	0.50
Dividends and Distributions:
Net Investment Income	(0.19)	(0.21)
Net Realized Gain	—	—	^
Total Dividends and Distributions	(0.19)	(0.21)
Net Asset Value, End of Year	$10.33	$10.29
Total Return†	2.28%	5.08%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$218	$67
Ratio of Expenses to Average Net Assets	0.79%	0.79	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.12%	3.19	%**
Ratio of Net Investment Income to Average Net Assets	2.05%	2.20	%**
Portfolio Turnover Rate	72%	116	%***

*	Commenced operations on October 1, 2019.

**	Annualized.

***	Not Annualized.

^	Amount represents less than $0.005 per share.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

Mesirow High Yield Fund

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period
Institutional Shares	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.32	$10.18	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.74	0.66	0.57
Net Realized and Unrealized Gain (Loss)	1.00	(0.64)	0.17
Total from Operations	1.74	0.02	0.74
Dividends and Distributions:
Net Investment Income	(0.70)	(0.70)	(0.56)
Net Realized Gain	(0.03)	(0.18)	—
Total Dividends and Distributions	(0.73)	(0.88)	(0.56)
Net Asset Value, End of Year/Period	$10.33	$9.32	$10.18
Total Return†	19.19%	0.55%	7.53%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$66,855	$46,918	$27,030
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.20%	1.59%	2.08	%**
Ratio of Net Investment Income to Average Net Assets	7.29%	7.04%	6.77	%**
Portfolio Turnover Rate	71%	90%	58	%***

*	Commenced operations on December 3, 2018.

**	Annualized.

***	Not Annualized.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

Mesirow High Yield Fund

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period
Investor Shares	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.31	$10.19	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.70	0.63	0.59
Net Realized and Unrealized Gain (Loss)	1.02	(0.65)	0.14
Total from Operations	1.72	(0.02)	0.73
Dividends and Distributions:
Net Investment Income	(0.68)	(0.68)	(0.54)
Net Realized Gain	(0.03)	(0.18)	—
Total Dividends and Distributions	(0.71)	(0.86)	(0.54)
Net Asset Value, End of Year/Period	$10.32	$9.31	$10.19
Total Return†	18.94%	0.11%	7.51%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,740	$713	$41
Ratio of Expenses to Average Net Assets	1.00%	0.99%	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.43%	1.77%	2.38	%**
Ratio of Net Investment Income to Average Net Assets	6.86%	6.99%	6.94	%**
Portfolio Turnover Rate	71%	90%	58	%***

*	Commenced operations on December 3, 2018.

**	Annualized.

***	Not Annualized.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

Mesirow Small Company Sustainability Fund

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period
Institutional Shares	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.03	$11.14	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.04	0.05	0.04
Net Realized and Unrealized Gain (Loss)	5.02	(1.28)	1.10
Total from Operations	5.06	(1.23)	1.14
Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	—	^
Net Realized Gain	—	(0.81)	—
Total Dividends and Distributions	(0.05)	(0.88)	—
Net Asset Value, End of Year/Period	$14.04	$9.03	$11.14
Total Return†	56.17%	(12.51)%	11.45%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$12,320	$8,094	$9,978
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.92%	3.85%	4.07	%**
Ratio of Net Investment Income to Average Net Assets	0.30%	0.52%	0.62	%**
Portfolio Turnover Rate	108%	136%	131	%***

*	Commenced operations on December 19, 2018.

**	Annualized.

***	Not Annualized.

^	Amount represents less than $0.005 per share.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

Mesirow Small Company Sustainability Fund

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period
Investor Shares	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$9.05	$11.14	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.01	0.14	0.13
Net Realized and Unrealized Gain (Loss)	5.06	(1.35)	1.01
Total from Operations	5.07	(1.21)	1.14
Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	—	^
Net Realized Gain	—	(0.81)	—
Total Dividends and Distributions	(0.05)	(0.88)	—
Net Asset Value, End of Year/Period	$14.07	$9.05	$11.14
Total Return†	56.16%	(12.32)%	11.45%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$23	$—	$—
Ratio of Expenses to Average Net Assets	1.23%	0.00%‡	0.00	%**‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	3.06%	3.57%	3.52	%**
Ratio of Net Investment Income to Average Net Assets	0.08%	1.50%	1.48	%**
Portfolio Turnover Rate	108%	136%	131	%***

*	Commenced operations on December 19, 2018.

**	Annualized.

***	Not Annualized.

^	Amount represents less than $0.005 per share.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The ratio rounds to 0.00% due to the relative net asset value of Investor Shares. Prospectively, it is expected the ratio of net expenses to average net asset would approximate 1.23% (4.32% excluding waivers) and 1.23% (4.10% excluding waivers, reimbursements and fees paid indirectly), for the period ended September 2019 and year ended September 30, 2020, respectively.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW FUNDS

Investment Advisers

Mesirow Financial Investment Management, Inc.
353 N. Clark Street
Chicago, Illinois 60654

Mesirow Institutional Investment Management, Inc.
353 N. Clark Street
Chicago, Illinois 60654

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds are available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated January 28, 2022, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Advisers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	833-MESIROW (833-637-4769)
By Mail:	Mesirow Funds P.O. Box 219009 Kansas City, MO 64121-9009
By Internet:	www.mesirow.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

MES-PS-001-0600

STATEMENT OF ADDITIONAL INFORMATION

MESIROW ENHANCED CORE PLUS FUND

(Formerly, Mesirow Financial Enhanced Core Plus Fund)

(Institutional Shares: MFBIX)

(Investor Shares: MFBVX)

MESIROW HIGH YIELD FUND

(Formerly, Mesirow Financial High Yield Fund)

(Institutional Shares: MFHIX)

(Investor Shares: MFHVX)

MESIROW SMALL COMPANY SUSTAINABILITY FUND

(Formerly, Mesirow Financial Small Cap Value Sustainability Fund)

(Institutional Shares: MSVIX)

(Investor Shares: MSVVX)

each, a series of

THE ADVISORS' INNER CIRCLE FUND III

January 28, 2022, as Revised September 30, 2022

Investment Advisers:

MESIROW FINANCIAL INVESTMENT MANAGEMENT, INC.

MESIROW INSTITUTIONAL INVESTMENT MANAGEMENT, INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund III (the "Trust") and the Mesirow Enhanced Core Plus Fund (the "Enhanced Core Plus Fund"), Mesirow High Yield Fund (the "High Yield Fund") and Mesirow Small Company Sustainability Fund (the "Small Company Sustainability Fund") (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated January 28, 2022, as it may be amended from time to time (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Enhanced Core Plus Fund, High Yield Fund, Small Company Sustainability Fund, which includes each Fund's audited financial statements dated September 30, 2021, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual and Semi-Annual Reports free of charge by writing to the Funds at Mesirow Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Mesirow Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or calling the Funds toll-free at 833-MESIROW (833-637-4769).

January 28, 2022, as Revised September 30, 2022	MES-SX-001-0600

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013, as amended September 10, 2020 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange traded fund ("ETF"), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Institutional Shares and Investor Shares. The different classes provide for variations in distribution and shareholder servicing fees and minimum investment requirements. Minimum investment requirements are described in the Prospectus. For more information on distribution and shareholder servicing expenses, see "Payments to Financial Intermediaries" in this SAI. The Trust reserves the right to create and issue additional classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objective and principal investment strategies are described in the Prospectus. The Funds are diversified, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund's holdings is measured at the time a fund purchases a security. If a Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund's securities that constitute more than 5% of the Fund's total assets, in the aggregate, might exceed 25% of the Fund's total assets. In these circumstances, Mesirow Financial Investment Management, Inc. or Mesirow Institutional Investment Management, Inc. (the “Advisers”), as applicable, might determine that it is in the best interests of the Fund's shareholders not to reduce one or more of the Fund's holdings in securities that constitute more than 5% of the Fund's total assets. If an Adviser makes such a determination, the applicable Fund's holdings in such securities would continue to exceed 25% of the Fund's total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund's total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of a Fund's assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund's total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below.

American Depositary Receipts ("ADRs"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

•	Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also "Securities of Other Investment Companies" below.

•	Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts ("REITs"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings ("IPOs"). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP's interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund's securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. A Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. A Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency's operations and financial condition are influenced by the foreign government's economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government's agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the investment managers), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes;

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains; and

▪	Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

On January 31, 2020, the United Kingdom (the "UK") formally withdrew from the European Union (the "EU") (commonly referred to as "Brexit") and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund's investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not the Funds invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund's investments due to the interconnected nature of the global economy and capital markets.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The investment managers anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	have substantially less volume;

▪	trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P Global Ratings ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A – Description of Ratings" to this SAI.

Structured Notes

A Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the investment managers' analysis of the issuer's creditworthiness and financial prospects, and of the investment managers' forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Inflation Protected Securities. The Funds may invest in inflation protected securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount.

The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.

There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the Internal Revenue Service (the "IRS") to be taxable income in the year it occurs. A Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality's legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the investment managers. See "Appendix A - Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the investment managers will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, the investment managers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Debt Securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets their investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing; that is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

▪	Payments of interest and principal are more frequent (usually monthly); and

▪	Falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Trust Preferred Securities. A Fund may invest in trust preferred securities, which are hybrid instruments issued by a special purpose trust ("Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of trust preferred securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture. The Advisers consider trust preferred securities to be debt securities.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of trust preferred securities, such as a Fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of trust preferred securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as a Fund, to sell their holdings.

Hybrid Preferred Securities. A Fund may invest in hybrid preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred securities are considered debt securities.

Hybrid preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Hybrid preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

Mortgage Dollar Rolls. Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. A Fund may invest in mortgage dollar rolls. During the roll period, the Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

Most transactions in mortgage pass-through securities occur through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. A Fund may use TBA transactions in several ways. For example, the Fund may enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the investment managers will monitor the creditworthiness of such counterparties. A Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

Collateralized Mortgage Obligations. The Funds may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities ("MBS") that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only" and "inverse interest only" tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

Stripped Mortgage-Backed Securities. The Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

Government National Mortgage Association. Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy Ginnie Mae securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation. Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Senior Loans and Bank Loans. Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund will generally have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the investment managers based on criteria approved by the Board.

The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered "securities," and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The investment managers may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the investment managers may (but are not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on their ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the investment managers) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the investment managers' ability to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if they are not privy to available Confidential Information. The investment managers may also determine to receive such Confidential Information in certain circumstances under their applicable policies and procedures. If the investment managers intentionally or unintentionally come into possession of Confidential Information, they may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the investment managers monitor compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. The Funds may also enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the investment managers, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the "SEC") to certain ETFs and procedures approved by the Board, the Funds may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Foreign Exchange Spot Transactions. The Funds may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Derivatives. Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds' investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund's exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the investment managers will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's regulations, a notice of exclusion from the definition of the term CPO has been filed on the behalf of the Funds. Therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the investment managers' ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the "delivery date"). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
▪	A call option on the same security or index with the same or lesser exercise price;
▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;
▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;
▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

Foreign Currency Hedging Strategies. A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Participation Notes ("P-Notes"). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because a Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the investment managers believe that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

A credit default swap index product (sometimes referred to as a "CDX index") is an equally-weighted credit default swap index. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets, and provide investors with exposure to specific "baskets" of issuers of bonds or loans. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the "equity tranche" as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The investment managers will try to minimize this risk by investing in only those contracts whose behavior they expect to correlate with the behavior of the portfolio securities they are trying to hedge. However, if the investment managers' prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.

Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the investment managers to forecast stock market and interest rate trends. If the investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the investment managers' expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the investment managers' expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade.

On October 28, 2020, the SEC adopted Rule 18f-4 (the "Derivatives Rule") under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. Among other changes, the Derivatives Rule will require the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a "limited derivatives user," as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Funds' investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Investments. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid investments are subject to the risk that the investment's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund. Under the supervision of the Board, the investment managers determine the liquidity of a Fund's investments. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Securities Lending. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the investment managers or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the investment managers will vote the securities in accordance with their proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities. The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the investment managers.

Short Sales. The Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Advisers, the Funds' distributor, custodian, or any other of the Funds' intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investments in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

LIBOR Replacement Risk. The London Inter-Bank Offered Rate ("LIBOR"), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate ("SOFR"), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

1.	Each Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

3.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The Funds' investment objectives as well as the following investment limitations of each Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

2.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions. For purposes of the Funds' concentration policy, the Funds may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to the Funds' policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADVISERS

Investment Advisers

General. Mesirow Financial Investment Management, Inc. ("MFIM"), an Illinois corporation founded in 1986, serves as the investment adviser to the Enhanced Core Plus Fund and High Yield Fund. MFIM's principal place of business is located at 353 N. Clark Street, Chicago, Illinois 60654. MFIM is a wholly-owned subsidiary of Mesirow Financial Services, Inc., which is a wholly-owned subsidiary of Mesirow Financial Holdings, Inc. Approximately 94% of Mesirow Financial Holdings, Inc. common stock was owned by employees, including a majority of the Investment Management Divisions' senior professionals (who own 28.0% of the stock as of August 31, 2022). Approximately 6% is owned by 5 non-employee stockholders (who are individuals with a prior or current business relationship with Mesirow Financial Holdings, Inc.). As of August 31, 2022, MFIM had approximately $46.5 billion in discretionary and non-discretionary assets under management, and an additional $120.8 billion in currency risk management assets.

Mesirow Institutional Investment Management, Inc. (“MIIM”), a Delaware corporation founded in 2022, serves as the investment adviser to Small Company Sustainability Fund. MIIM’s principal place of business is located at 353 N. Clark Street, Chicago, Illinois 60654. MIIM is a wholly-owned subsidiary of Mesirow Financial Services, Inc., which is a wholly-owned subsidiary of Mesirow Financial Holdings, Inc. As of August 31, 2022, MIIM had approximately $789.8 million in assets under management.

Each Adviser makes investment decisions for, and continuously reviews, supervises and administers the investment program of each Fund to which it serves as investment adviser. The Board supervises the Advisers and establishes policies that the Advisers must follow in its management activities, with respect to the Funds.

Advisory Agreements. The Trust and the Advisers have entered into investment advisory agreements (the "Advisory Agreements") with respect to the Funds. Under the Advisory Agreements, the Advisers serve as the investment adviser and make investment decisions for the Funds and continuously review, supervise and administer the investment program of the Funds, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreements must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding voting securities of the Fund, upon at least 15 days' written notice to the Advisers, or by the Advisers on not less than 30 days' nor more than 60 days' written notice to the Trust. As used in the Advisory Agreements, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Advisers. For their services under the Advisory Agreements, the Advisers are entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Mesirow Financial Investment Management, Inc.
Enhanced Core Plus Fund	0.37%
High Yield Fund	0.55%
Mesirow Institutional Investment Management, Inc.
Small Company Sustainability Fund	0.75%

For each Fund to which it serves as investment adviser, each Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, any class specific expenses (e.g., 12b-1 Fees), research expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, "excluded expenses")) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2023 (each, a “contractual expense limit”). Each agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the applicable Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Fund	Contractual Expense Limit
Mesirow Financial Investment Management, Inc.
Enhanced Core Plus Fund	0.54%
High Yield Fund	0.75%
Mesirow Institutional Investment Management, Inc.
Small Company Sustainability Fund	0.98%

In addition, MFIM may receive from the Enhanced Core Plus Fund and High Yield Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the respective Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Further, MIIM may receive from the Small Company Sustainability Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its or MFIM’s prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal years ended September 30, 2019, 2020 and 2021, the Funds paid MFIM the following advisory fees:

Fund	Contractual Advisory Fees			Fees Waived by MFIM[1]			Total Fees Paid to MFIM (After Waivers)
	2019	2020	2021	2019	2020	2021	2019	2020	2021
Enhanced Core Plus Fund	N/A2	$56,382	$72,857	N/A2	$56,382	$72,857	N/A2	$0	$0
High Yield Fund	$118,193[3]	$196,759	$344,128	$118,193[3]	$196,759	$283,194	$0[3]	$0	$60,934
Small Company Sustainability Fund[5]	$59,993[4]	$65,954	$88,102	$59,993[4]	$65,954	$88,102	$0[4]	$0	$0

1	For the fiscal year ended September 30, 2021, MFIM additionally reimbursed fees of $190,082 and $140,320 for the Enhanced Core Plus Fund and Small Company Sustainability Fund, respectively, to maintain the stated expense cap under the MFIM's contractual expense limit with the Funds. For the fiscal year ended September 30, 2020, MFIM additionally reimbursed fees of $298,503, $103,826 and $186,268 for the Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund, respectively, to maintain the stated expense cap under the Adviser's contractual expense limit with the Funds. For the fiscal year ended September 30, 2019, MFIM additionally reimbursed fees of $166,281 and $187,034 for the High Yield Fund and Small Company Sustainability Fund, respectively, to maintain the stated expense cap under MFIM's contractual expense limit with the Funds.

2	Not in operation during the period.
3	Reflects the period from December 3, 2018 (commencement of Fund operations) to September 30, 2019.
4	Reflects the period from December 19, 2018 (commencement of Fund operations) to September 30, 2019.
5	On July 1, 2022, MIIM became the Small Company Sustainability Fund’s investment adviser. For periods prior to July 1, 2022, all fees were paid to or waived by MFIM.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Funds' portfolio managers are compensated for their management of the Funds. The portfolio managers' compensation includes a fixed salary and eligibility to participate in a bonus pool. The compensation of the Funds' portfolio managers is not linked to any factors specifically related to the Funds, such as the Funds' performance or asset levels, although such factors are likely to have an impact on the profitability of the firm, and as such on its ability to establish its general bonus pool.

Fund Shares Owned by Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

Name	Dollar Range of Fund Shares Owned[1]
Peter W. Hegel	$100,001-$500,000 (Enhanced Core Plus Fund)
Joseph P. Hoffman, CFA	None
Robert Sydow	Over $1,000,000 (High Yield Fund)
Kevin Buckle, CFA	$500,001-$1,000,000 (High Yield Fund)
James Lisko	$100,001-$500,000 (High Yield Fund)
Kathryn A. Vorisek	$100,001-$500,000 (Enhanced Core Plus Fund) $100,001-$500,000 (High Yield Fund) $100,001-$500,000 (Small Company Sustainability Fund)
Leo Harmon, CFA, CAIA	$100,001-$500,000 (Small Company Sustainability Fund)

[1]	Valuation date is September 30, 2021.

Other Accounts. In addition to the Funds, certain portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. Certain accounts identified in the table are managed on a team basis. The information below is provided as of September 30, 2021.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Peter W. Hegel	0	$0	0	$0	139	$2,858
Joseph P. Hoffman, CFA	0	$0	0	$0	199[1]	$129,828
Robert Sydow	0	$0	2	$150	2	$1,262
Kevin Buckle, CFA	0	$0	2	$150	2	$1,262
James Lisko	0	$0	2	$150	2	$1,262
Kathryn A. Vorisek	0	$0	1	$16	18	$788
Leo Harmon, CFA, CAIA	0	$0	1	$16	18	$788

[1]	Includes 4 accounts with a performance-based fee, representing approximately $215 million in assets.

Conflicts of Interest. The Advisers have established policies and procedures to monitor that the purchases and sales of securities among similarly managed accounts are fairly and equitably allocated over time, which may apply differently to a structure where the Advisers deliver investment models to an overlay manager. These include:

•	Use of and strict adherence to product strategies and uniform investment and trading processes.

•	Frequent use of block trades for most transactions involving multiple accounts; pre-trade allocations are made and non-routine adjustments are subject to review and approval by the business unit's supervisor (principal) or delegate.

•	All clients participating in block trades receive a pro rata allocation of shares and the same execution price, generally average share price. To the extent commission negotiation has been left to the Advisers, transaction costs are generally shared pro rata based on each client's participation in the trade.

•	The same allocation policy applies to initial public offerings ("IPOs") and other limited investments.

•	Research services provided by brokers may not always be utilized in connection with client accounts that may have provided the commissions or a portion of the commissions paid to the broker providing the services. The Advisers allocate brokerage commissions for these services in a manner that they believe is fair and equitable and consistent with their fiduciary obligations to each of their clients.

•	Disclosure of fees, relationships, investment and trading practices in each of MFIM and MIIM's Form ADV.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement, dated November 16, 2018 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended September 30, 2019, 2020 and 2021, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2019	2020	2021
Enhanced Core Plus Fund	N/A1	$114,765	$114,792
High Yield Fund	$94,836[2]	$115,080	$114,792
Small Company Sustainability	$88,795[3]	$115,080	$114,792

[1]	Not in operation during the period.

[2]	Reflects the period from December 3, 2018 (commencement of Fund operations) to September 30, 2019.

[3]	Reflects the period from December 19, 2018 (commencement of Fund operations) to September 30, 2019.

THE DISTRIBUTOR

General. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the "Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days' written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Shares (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Funds. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Funds may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

Payments under the Distribution Plan. For the fiscal years ended September 30, 2019, 2020 and 2021, the Funds paid the Distributor the following fees pursuant to the Plan:

Fund	12b-1 Fees Paid			12b-1 Fees Retained by the Distributor
	2019	2020	2021	2019	2020	2021
Enhanced Core Plus Fund	N/A1	$68	$287	N/A1	$0	$0
High Yield Fund	$44[2]	$1,589	$7,060	$0	$0	$328
Small Company Sustainability Fund	$0[3]	$0	$39	$0	$0	$0

[1]	Not in operation during the period.

[2]	Reflects the period from December 3, 2018 (commencement of Fund operations) to September 30, 2019.

[3]	Reflects the period from December 19, 2018 (commencement of Fund operations) to September 30, 2019.

Payments by the Advisers. The Advisers and/or their affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Advisers and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisers through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended September 30, 2021.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Advisers, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the investment managers are responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in other investment companies, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021.

Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC ("CCM") from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021.

1	Mr. Doran may be deemed to be an "interested" person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for "interested" Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Nichelle Maynard-Elliott[3]	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

[1]	Valuation date is December 31, 2021.
[2]	The Funds are the only funds in the family of investment companies.
[3]	Ms. Maynard-Elliott was appointed to the Board on June 23, 2021.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$104,005	N/A	N/A	$104,005 for service on one (1) board
Thomas P. Lemke	$104,005	N/A	N/A	$104,005 for service on one (1) board
Nichelle Maynard-Elliott[2]	$56,770	N/A	N/A	$56,770 for service on one (1) board
Jay C. Nadel	$104,005	N/A	N/A	$104,005 for service on one (1) board
Randall S. Yanker	$104,005	N/A	N/A	$104,005 for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.
[2]	Ms. Maynard-Elliott was appointed to the Board on June 23, 2021.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors' Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of Schroder Global Series Trust to 2021.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the financial instrument will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund has elected and intends to qualify to be treated as a regulated investment company (a "RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment manager might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF or an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain of the Funds' investment strategies may limit their ability to distribute dividends eligible to be treated as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds' investment strategies may limit their ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the first-in, first-out method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require a Fund to sell securities at a time when the Advisers might not otherwise have chosen to do so to mitigate the effect of these rules to prevent disqualification of the Fund as a RIC.

Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the Asset Test with respect to such derivatives. Failure of the Asset Test might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment managers might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment managers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the qualifying income described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Funds may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

"Qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. A "publicly traded partnership" for purposes of this deduction is not necessarily the same as a "qualified publicly traded partnership" as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income" will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of "qualified publicly traded partnership income" to shareholders.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election will be "qualifying income" under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Funds' stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholder's federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an investment manager may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the investment managers that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal year ended September 30, 2019, 2020 and 2021, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2019	2020	2021
Enhanced Core Plus Fund	N/A1	$0	$0
High Yield Fund	$2,180[2]	$2,560	$580
Small Company Sustainability	$20,886[3]	$23,704	$20,884

[1]	Not in operation during the period.
[2]	Reflects the period from December 3, 2018 (commencement of Fund operations) to September 30, 2019.
[3]	Reflects the period from December 19, 2018 (commencement of Fund operations) to September 30, 2019.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the investment managers may select a broker based upon brokerage or research services provided to the investment managers. The investment managers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the investment managers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the investment managers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the investment managers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the investment managers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The investment managers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the investment managers in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the investment managers will be in addition to and not in lieu of the services required to be performed by the Advisers under the Advisory Agreements. Any advisory or other fees paid to the investment managers are not reduced as a result of the receipt of research services.

In some cases the investment managers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the investment managers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment managers will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment managers face a potential conflict of interest, but the investment managers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the investment managers may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment managers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended September 30, 2021, the Enhanced Core Plus Fund and the High Yield Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to MFIM.

For the fiscal year ended September 30, 2021, the Small Company Sustainability Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to MFIM1:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$20,277	$23,295,759

[1]	Prior to July 1, 2022, MFIM served as investment adviser to the Small Company Sustainability Fund.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Advisers for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended September 30, 2019, 2020 and 2021, the Enhanced Core Plus Fund and the High Yield Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

For the fiscal years ended September 30, 2019, 2020 and 2021, the Small Company Sustainability Fund paid the following aggregate brokerage commissions on Fund transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers			Percentage of Total Brokerage Commissions Paid to Affiliated Brokers			Percentage of Total Brokerage Transactions Effected Through Affiliated Brokers
2019[1]	2020	2021	2019[1]	2020	2021	2019[1]	2020	2021
$1,850	$1,855	$1,644	8.86%	7.83%	7.69%	8%	6%	4%

[1]	Reflects the period from December 19, 2018 (commencement of Fund operations) to September 30, 2019.

Securities of "Regular Broker-Dealers." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year ended September 30, 2021, the High Yield Fund and Small Company Sustainability Fund did not hold any securities of their "regular brokers or dealers." During the fiscal year ended September 30, 2021, the Enhanced Core Plus Fund held securities of its "regular brokers or dealers" as follows:

Fund	Name of Broker/Dealer	Type of Security Held	Dollar Amount at FYE
Enhanced Core Plus Fund	Bank of America	Debt	$309,556
	Morgan Stanley	Debt	$286,608
	JP Morgan Chase	Debt	$250,500

Portfolio Turnover Rate. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal year ended September 30, 2020 and 2021, the Funds' portfolio turnover rates were as follows:

Fund	Portfolio Turnover Rates
	2020	2021
Enhanced Core Plus Fund	116%	72%
High Yield Fund	90%	71%
Small Company Sustainability Fund	136%	108%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of the Funds' shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Advisers, principal underwriter or any affiliated person of the Funds, on the other. Pursuant to such procedures, the Board has authorized the Advisers’ Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30 and September 30). The Funds will disclose a complete or summary schedule of investments (which includes a Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in their Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and each Funds' complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC, Form N-CSR, and as exhibits to Form N-PORT, are not distributed to Fund shareholders but are available, free of charge, on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling 833-MESIROW (833-637-4769).

In addition to the quarterly portfolio holdings disclosure required by applicable law, each Fund will post its top ten portfolio holdings within ten calendar days of the end of each calendar quarter, and its complete portfolio holdings within thirty calendar days of the end of each calendar quarter, on the internet at www.mesirow.com. The Advisers may exclude any portion of a Fund's portfolio holdings from such publication when deemed in the best interest of the Fund. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds' Advisers, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Advisers with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds' portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of a Fund's shareholders and that to the extent conflicts between the interests of a Fund's shareholders and those of the Advisers, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Advisers and their affiliates or recipients of the Funds' portfolio holdings information.

The Advisers may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of a Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of a Fund, an investor in such an account may be able to infer the portfolio holdings of a Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust's request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisers. The Advisers will vote such proxies in accordance with their proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 833-MESIROW (833-637-4769) and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisers, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of January 7, 2022, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Mesirow Enhanced Core Plus Fund
Name and Address	Class of Shares	% of Class
MESIROW FINANCIAL HOLDINGS INC 353 N CLARK ST CHICAGO IL 60654-5439	Institutional	62.86%
WELLS FARGO CLEARING SERVICES 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2287	Institutional	19.82%
FONDO PERMANENTE EPISCOPAL PALLADIEM PO BOX 902 SAINT JUST PR 00978-0902	Institutional	7.97%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	5.35%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Investor	99.95%

Mesirow High Yield Fund
Name and Address	Class of Shares	% of Class
MESIROW FINANCIAL HOLDINGS INC 353 N CLARK ST CHICAGO IL 60654-5439	Institutional	31.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional	21.75%
NABANK & CO PO BOX 2180 TULSA OK 74101-2180	Institutional	21.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	14.98%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	50.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Investor	19.95%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Investor	13.26%
HILDA BUCKLE TR SIDNEY SIK YAM & ELAINE LAN HWA CHAN FAMILY TRUST 9 AVENIDA DE MAGNOLIA RCH PALOS VRD CA 90275-6382	Investor	9.00%
REBECCA MAKIKO HEDANI SYDOW SUBJECT TO DST TOD RULES 528 21ST ST MANHATTAN BCH CA 90266-2202	Investor	7.44%

Mesirow Small Company Sustainability Fund
Name and Address	Class of Shares	% of Class
MESIROW FINANCIAL HOLDINGS INC 353 N CLARK ST CHICAGO IL 60654-5439	Institutional	76.77%
RICHARD S PRICE 60 RAVINOAKS LN HIGHLAND PARK IL 60035-4118	Institutional	12.32%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	64.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Investor	34.81%

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), S&P Global Ratings ("S&P"), and Fitch Ratings ("Fitch"), respectively.

Description of Moody's Global Ratings

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody's Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade ("VMIG") scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is "NR".

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P's Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P's Long-Term Issue Credit Ratings*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

*	Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P's Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

Description of S&P's Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch's Credit Ratings

Fitch's credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as 'NR'.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of 'F1', a '+' may be appended.

Description of Fitch's Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of 'CCC', 'CC' and 'C' can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'CCC' to 'C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch's Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

(Amended September 2022)

Purpose and Scope

Proxies are voted solely in the best interests of Mesirow clients; namely, the Mesirow mutual funds, separate account clients, and where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries that have properly delegated such responsibility to Mesirow. Voting proxies on behalf of our clients is established by Mesirow advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. Except as otherwise agreed to in writing with a client, Mesirow has no authority or obligation to take any action or render any advice with respect to the voting of proxies on behalf of a client.

Policy Statement

Mesirow Financial Investment Management, Inc. (MFIM), and Mesirow Institutional Investment Management, Inc. (MIIM) (collectively Mesirow) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of certain of our clients (as described below in the Statement of Policies, Paragraphs A. and B.), is established by certain of our advisory contracts executed by those clients, and our proxy voting policy and procedures have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Individual (Non-Institutional) Clients

Except as otherwise agreed to in writing with an individual client, it is our policy to have no authority or obligation with respect to taking action or rendering advice with respect to the voting of proxies. Any and all proxy voting materials or documentation that we may receive on behalf of an individual client for whom we are not obligated to take action with respect to the voting of proxies, will be sent to the client at the client’s address of record.

In the event that a particular client advises us that it does not wish to receive proxy voting materials, we will prepare and send a letter of understanding (Exhibit A, attached) to that client at client’s address of record. Said letter will include client’s verification that we have been instructed not to send proxy materials to the client, will reiterate our position of taking no action with respect to proxy voting on the client’s behalf and will require the client’s signature acknowledging receipt and understanding of the contents of the letter. In the circumstance wherein we have not received the executed acknowledgement as just described from the client, we will be required to continue to mail any and all proxy voting materials to the client at the client’s address of record.

Institutional Clients

With the exceptions as described below regarding the High Yield group and Fiduciary Solutions group, wherein Mesirow has accepted discretionary authority to vote proxies on behalf of its institutional clients, we have elected to utilize an outside, third party proxy voting service, Institutional Shareholder Services (ISS or the “Service”). The relationship of this Service to us is independent; the Service is retained on a contractual basis that is reviewed for renewal annually.

On an annual basis, the Service will establish and provide us with comprehensive proxy voting guidelines as further described below. The Service utilizes these guidelines as the basis for its underlying determination for each proxy voted on behalf of our clients. Mesirow may override any Service recommendation if we determine that it is in the best interests of our clients.  The ultimate decision on voting proxies rests with the voting members of the Proxy Voting Committee.

The comprehensive guidelines are reviewed and updated annually, or more often as needed, by our Senior Managing Director of Operations. As stated in the introduction, the guidelines are selected and established in a manner reasonably designed to ensure that proxies are voted in the best interests of the clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940, as well as in accordance with the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

There are four (4) separate sets of guidelines that are utilized by Mesirow; which are established by the Service, utilizing its expertise and standing within the financial services industry, as well as our own. In general, we have instructed the Service to vote Taft-Hartley and other union related accounts in accordance with the Taft-Hartley proxy voting guidelines, Public Fund accounts in accordance with the Public Fund proxy voting guidelines, and clients investing in our Sustainable strategies in accordance with the Sustainability guidelines, each as established by the Service to be responsive to their particular concerns. All other accounts are generally instructed to be voted in accordance with the standard proxy voting guidelines established by the Service.

Institutional Clients: High Yield (MHY)

High yield bonds and leveraged loans are subject to amendments, waivers and other such modifications after they are issued. MHY votes on these actions in the best interest of its clients, giving recognition to the effect on both the future prospects of the bond or loan as well as any fee or other consideration offered by the issuer to clients who consent. In addition, bonds or loans may become subject to restructuring proceedings, in or out of bankruptcy, in which case MHY will act in its best judgment to maximize the cash flow and value.

If the restructuring results in clients owning equity of the issuer, MHY will vote as a shareholder in any vote put to shareholders, including any proxy vote, in accordance with its best judgment of the clients’ interests.

Institutional Clients: Fiduciary Solutions

Fiduciary Solutions has agreed to vote proxies on behalf of certain Collective Investment Trust (CITs) or their trustees and specifically has agreed to vote mutual fund proxies received by the CIT. To the extent the Fiduciary Solutions group is required to vote on a proxy, it does so in accordance with its best judgment of the client’s interest. The Fiduciary Solutions group has the authority to delegate its proxy voting to a Service (as described above) but is not currently doing so.

Availability of Information

With the exception of MHY and Fiduciary Solutions clients, each institutional client of Mesirow, and each individual client for whom it has been agreed to in writing that Mesirow will vote proxies, is advised by Mesirow at the time of executing the appropriate client agreement or contract that Mesirow will be utilizing an outside proxy voting service on the client’s behalf. A standard letter is subsequently sent to the client (Exhibit B, attached) that provides background information and further describes the Service. A second standard letter is sent (Exhibit C, attached) to the client’s custodian to advise the custodian that the Service is being utilized, that identifies the Service and provides the necessary mailing information in order for the custodian to appropriately mail proxy information to the Service.

In the event that a client of Mesirow (exclusive of MHY and Fiduciary Solutions) requests information as to how a particular proxy had been voted on that client’s behalf, we will obtain that specific voting information from the Service and then provide it to the client in a timely manner. Mesirow will maintain a record of all such requests and its subsequent responses to the client. In the event that a client of MHY or Fiduciary Solutions requests information as to how a particular proxy had been voted on that client’s behalf, MHY or Fiduciary Solutions will provide it to the client in a timely manner and will maintain a record of all such requests and its subsequent responses to the client. Under no circumstance will Mesirow, MHY, or Fiduciary Solutions disclose to a third party how a proxy had been voted on behalf of a client without that client’s express written consent.

Each individual (non-institutional) client of Mesirow, except as has been otherwise agreed to in writing with an individual client, is advised by Mesirow at the time of executing the appropriate client agreement or contract that it is the policy of Mesirow, as expressly stated in the client agreement, that Mesirow will have no authority or obligation to take any action with respect to the voting of proxies. All proxy voting materials that Mesirow may receive will be forwarded to the client at the client’s address of record. Should the client instruct Mesirow that it does not wish to be sent the proxy information, as stated above in Paragraph A.3. of Section Policies and Procedures, the client will be required to sign and acknowledge a letter of understanding to that effect (Exhibit A, attached). Mesirow will maintain a copy of all such executed letters of understanding.

In the event that a client of Mesirow (for whom/which Mesirow votes proxies) requests a copy of Mesirow’s Proxy Voting Policies and Procedures, Mesirow will provide said Policies and Procedures within a reasonable amount of time to the client at client’s address of record. Mesirow will maintain a record of all such requests and its subsequent responses to the client.

Conflicts of Interest

Directors and employees of Mesirow are sensitive to the possibility that their interests may conflict with the interests of Advisory Clients. Even while a proxy may involve an entity with which a relationship exists, generally the matters put to vote do not cause a conflict of interest between Mesirow and the client. There may be some instances when Mesirow believes its client’s best interest is served by abstaining or not voting certain proxies.

The ultimate decision on voting proxies rests with the voting members of the Proxy Voting Committee. As such, the Proxy Voting Committee will:

•	Meet at least annually to review the Service relationship to identify and address conflicts of interest.

•	Vote proxies under circumstances where Service may have a material conflict of interest or other issue regarding the voting of specific proxy.

•	If Mesirow determines that it has a material conflict of interest in voting a proxy, disclose the conflict to the affected clients and/or address the voting issue through other appropriate means.

Recordkeeping

It is the policy of Mesirow to maintain all appropriate records and documentation pertaining to all aspects of its Proxy Voting Policies and Procedures in compliance with the recordkeeping requirements under General Rule 204-2 of the Investment Advisers Act of 1940. As such, all records and documentation will be maintained and preserved by Mesirow in appropriate Mesirow offices for two (2) years after such records and documentation are created and for three (3) additional years in an easily accessible place.

Such records should include: (1) a copy of our policies and procedures; (2) a copy of each set of annual guidelines and any and all amendments and/or updates; (3) each written client request for proxy voting records and our written response to any (written or oral) client request for such records; (4) each written client request for a copy of Mesirow’s Proxy Voting Policies and Procedures and our written response to any (written or oral) client request for said Policies and Procedures; (5) a copy of the annual contract with the Service; (6) a copy of any and all correspondence pertaining to proxy voting matters, including letter(s) of instruction as described above in Paragraph C. of Section Communications / Availability of Information to Clients.

Responsibility

Mesirow has designated the Senior Managing Director of Operations as responsible for administering and overseeing the proxy voting process. The responsibilities shall include (1) establishing and maintaining the relationship with the selected proxy voting Service; (2) ensuring that the contract with the Service is reviewed and updated prior to the annual renewal date and subsequently executing the contract; (3) updating the required information pertaining to the establishment of the “guidelines” at least annually and any time during the year as needed and promptly submitting such amendments to the Service; (4) conferring with Mesirow’s portfolio managers and analysts to discuss and ensure that the guidelines continue to be formulated in the best interests of Mesirow’s clients; (5) oversee, monitor and periodically sample the activities of the Service from time to time to ensure adherence with the guidelines and with the investment advisor’s proxy voting policies and procedures; (6) review as necessary a sample of proxy votes that relate to certain proposals that may require additional analysis; (7) oversee and supervise Mesirow’s portfolio managers and administrative staff to ensure that both routine and special request documentation is provided to clients in a timely manner, and that all such documentation is retained in accordance with Rule 204-2 as described above.

Consistent with the SEC’s Compliance Program Rule, 206(4)-7, on no less than an annual basis, Mesirow’s proxy voting policies and procedures will be reviewed by Mesirow’s Internal Audit group. The review will examine the “adequacy of our proxy voting policies and procedures to make sure they have been implemented effectively and that they continue to be reasonably designed to ensure proxies are voted in the best interests of the client”.

Exhibit A

Date

Mr./Ms. Client

Re: Proxy Materials

Dear Client:

As is stated in your Client Agreement dated ______________, Mesirow Financial Investment Management, Inc. / Mesirow Institutional Investment Management, Inc. has neither the authority nor obligation to vote proxies on your behalf. It is also stated in your Client Agreement that any proxy materials, documents and information, which we may receive on your behalf will be promptly mailed to you at your address of record.

Inasmuch as you have requested that we not mail proxy materials to you, we are required to reiterate that we are not voting proxies on your behalf. Further, since you do not wish to receive proxy materials, we must advise you that you are effectively abstaining from voting such proxies.

Please be advised that until we receive the enclosed copy of this letter with your signature and date acknowledging that you have read and understand the content of this letter, we will have no alternative but to mail you any and all proxy materials that we receive on your behalf.

Please feel free to call with any questions.

Sincerely,	Client Acknowledgement:

(name, title)	signature(s)

enclosure
date

Exhibit B

Date

Client Name

Address

Dear                        :

Mesirow Financial Investment Management, Inc. ("MFIM”)/Mesirow Institutional Investment Management, Inc. (“MIIM") is committed to excellence in client service. Maintaining open and informative communication with our clients is one of our primary objectives.

Pursuant to our contractual obligation as Portfolio fiduciaries to research and to vote on proxy issues for your account, we intend to engage Institutional Shareholder Services (the "Service") as our agent to administer the proxy voting process for your portfolio. The Service is the both the oldest proxy research service and the oldest proxy voting agent. We have a very successful relationship with the Service acting as the voting agent for our clients. The Service helps us to maintain our proxy voting guidelines, ensures that ballots are received and voted, ensures that we typically vote within our stated guidelines and provides excellent reporting on proxy voting results. MFIM or MIIM may override any recommendation made by the Service if MFIM or MIIM determines that it is in the best interests of its clients. The ultimate decision on voting proxies rests with the voting members of the Equity Management Proxy Voting Committee.

Although both the Service and MFIM and MIIM take reasonable steps to determine that the Service receives proxy ballots in a timely manner, clients and their custodians are ultimately responsible for collecting and routing proxy ballots. The Service may not be able to vote proxies where it has not received a meeting notice in sufficient time to process the proxy or, for clients engaging in securities lending, where the security is out on loan on the record date.

In order to allow the Service to vote the proxies for your account, we will be sending a letter to your custodian designating the Service as the proxy voting agent for the account. The letter will instruct the custodian to send the proxies to the Service rather than sending them directly to Mesirow Financial. This letter represents a letter of authorization on our part to the custodian. You need do nothing in order for the process to continue. This letter only serves to keep you completely informed of our actions on behalf of your portfolio.

As always, we are more than happy to discuss this and any other issues with you. Please feel free to contact me at any time.

Sincerely,

Exhibit C

(Date)

BANK NAME

BANK ADDRESS

BANK ADDRESS

BANK ADDRESS

RE:	ACCOUNT #	ACCOUNT NAME
	#####	ACCOUNT NAME

This letter is to inform you that effective (insert date), Institutional Shareholder Services (the "Service") will act as our proxy-voting agent.

Please send all proxies, cards and annual reports to the Service at the address listed below:

ISS

Proxy Voting Agent – MFIM/MIIM

2099 Gaither Road, Suite 501

Rockville, MD 20850

The Service will call to verify implementation of this change. If you have any questions, you may call them directly at (240) 421-3982.

Sincerely,

cc: